EXHIBIT 10.1

AMENDMENT 1 TO JOHN E. DEAN LETTER AGREEMENT

This Amendment No. 1 to the John E. Dean Letter Agreement (this “Amendment”) is made and entered into as of March 12, 2016 (the “Effective Date”) by and between ITT Educational Services, Inc., a Delaware corporation (“ITT/ESI”), and John E. Dean, an individual currently serving as ITT/ESI’s Executive Chairman of the Board of Directors (“Dean”); ITT/ESI and Dean each referred to individually as a “Party” or collectively as the “Parties”).

WITNESSETH:

WHEREAS, the Parties previously entered into that certain Letter Agreement dated August 4, 2014 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in accordance with this Amendment;

NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein on the date this Amendment is last signed by the parties.

3. Amendments. As of the Effective Date, the Agreement shall be amended as follows:

Paragraph 1 of the Agreement shall be deleted and replaced in its entirety as follows:

“Base Salary. While you remain employed as Executive Chairman, you will be entitled to an annual base salary of $200,000, which will be paid to you in accordance with the Company’s regular payroll practices.”

4. Miscellaneous.

(a) Except as expressly modified by this Amendment, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall, from and after the Effective Date, be deemed to be a reference to the Agreement as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

(c) This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the state of Delaware without reference to conflicts of law rules.

(d) This Amendment may be executed by facsimile or emailed pdf. signature and each such signature shall be treated in all respects as having the same effect as an original signature.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

ITT Educational Services, Inc.

By:	/s/ Ryan Roney
Name:	Ryan Roney
Title:	Chief Administrative and Legal Officer
Date:	3-12-16

John E. Dean

By:	/s/ John E. Dean
Name:	John E. Dean
Date:	3/12/2016